Exhibit 10.1

Execution Version

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT is dated as of December 14, 2017 (this “Fifth Amendment”), and entered into by and among Vistra Operations Company LLC (formerly known as TEX Operations Company LLC), a Delaware limited liability company (the “Borrower”), Vistra Intermediate Company LLC (formerly known as TEX Intermediate Company LLC), a Delaware limited liability company (“Holdings”), the other Credit Parties (as defined in the Credit Agreement referred to below) party hereto, the Lenders party hereto and Deutsche Bank AG New York Branch, as Administrative Agent.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of October 3, 2016 (as amended, restated, supplemented and/or otherwise modified from time to time prior to the Fifth Amendment Effective Date referred to below, the “Credit Agreement”), among Holdings, the Borrower, the Lenders and Letter of Credit Issuers party thereto, the Administrative Agent, the Collateral Agent and the other parties named therein (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement); and

WHEREAS, pursuant to Sections 13.1 and 13.7 of the Credit Agreement, the Borrower and certain of the Lenders party hereto constituting no less than (i) all of the Lenders directly and adversely affected by the terms of this Fifth Amendment and the transactions contemplated hereby, (ii) the Required Lenders (determined immediately prior to giving effect to this Fifth Amendment), (iii) each Term Letter of Credit Issuer, (iv) each Revolving Credit Lender, (v) each Revolving Letter of Credit Issuer and (vi) the Administrative Agent agree to a decrease of the interest rate margins and interest rate floors applicable to the Initial Term Loans, the Initial Term C Loans and the Initial Revolving Credit Loans, as applicable, under the Credit Agreement and certain other amendments as set forth herein, in each case subject to the terms and conditions hereof;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

A.    Amendments to Credit Agreement. On the Fifth Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(i)    The definition of “Applicable ABR Margin” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Applicable ABR Margin” shall mean at any date: (a) in the case of each ABR Loan that is an Initial Term Loan, (i) at any date prior to the Second Amendment Effective Date, 3.00% per annum, (ii) at any date on and after the Second Amendment Effective Date but prior to the Fifth Amendment Effective Date, 1.75% per annum, and (iii) at any date on and after the Fifth Amendment Effective Date, 1.50% per annum, (b) in the case of each ABR Loan that is an Initial Term C Loan, (i) at any date prior to the Second Amendment Effective Date, 3.00% per annum, (ii) at any date on and after the Second Amendment Effective Date but prior to the Fifth Amendment Effective Date, 1.75% per annum, and (iii) at any date on and after the Fifth Amendment Effective Date, 1.50% per annum, (c) in the case of each ABR Loan that is a 2016 Incremental Term Loan, (i) at any date prior to the Fourth Amendment Effective Date, 2.25% per annum, and (ii) at any date on and after the Fourth Amendment Effective Date, 1.75% per annum, and (d) in the case of each ABR Loan that is a Revolving Credit Loan, (i) at any date prior to the Second Amendment Effective Date, 2.25% per annum, (ii) at any date on and after the Second Amendment Effective Date but prior to the Fifth Amendment Effective Date, 1.75% per annum, and (iii) at any date on and after the Fifth Amendment Effective Date, 1.50% per annum.

(ii)    The definition of “Applicable LIBOR Margin” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Applicable LIBOR Margin” shall mean at any date: (a) in the case of each LIBOR Loan that is an Initial Term Loan, (i) at any date prior to the Second Amendment Effective Date, 4.00% per annum, (ii) at any date on and after the Second Amendment Effective Date but prior to the Fifth Amendment Effective Date, 2.75% per annum, and (iii) at any date on and after the Fifth Amendment Effective Date, 2.50% per annum, (b) in the case of each LIBOR Loan that is an Initial Term C Loan, (i) at any date prior to the Second Amendment Effective Date, 4.00% per annum, (ii) at any date on and after the Second Amendment Effective Date but prior to the Fifth Amendment Effective Date, 2.75% per annum, and (iii) at any date on and after the Fifth Amendment Effective Date, 2.50% per annum, (c) in the case of each LIBOR Loan that is a 2016 Incremental Term Loan, (i) at any date prior to the Fourth Amendment Effective Date, 3.25% per annum, and (ii) at any date on and after the Fourth Amendment Effective Date, 2.75% per annum, and (d) in the case of each LIBOR Loan that is a Revolving Credit Loan, (i) at any date prior to the Second Amendment Effective Date, 3.25% per annum, (ii) at any date on and after the Second Amendment Effective Date but prior to the Fifth Amendment Effective Date, 2.75% per annum, and (iii) at any date on and after the Fifth Amendment Effective Date, 2.50% per annum.

(iii)    The definition of “Joint Lead Arrangers” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

“Joint Lead Arrangers” shall mean (a) Deutsche Bank Securities Inc., Barclays Bank PLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, RBC Capital Markets, LLC, UBS Securities LLC and Natixis, New York Branch, as joint lead arrangers and joint bookrunners for the Lenders under this Agreement and the other Credit Documents with respect to the Initial Credit Facilities made available on the Closing Date, (b) Deutsche Bank Securities Inc., Barclays Bank PLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs Bank USA, RBC Capital Markets, LLC, UBS Securities LLC and Natixis, New York Branch, as joint lead arrangers and joint bookrunners for the Lenders under the 2016 Incremental Amendment and with respect to the 2016 Incremental Term Loans contemplated thereby, and (c) Deutsche Bank Securities Inc., Barclays Bank PLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs Bank USA, RBC Capital Markets, LLC, UBS Securities LLC and Natixis, New York Branch, as joint lead arrangers and joint bookrunners for the Lenders with respect to the Second Amendment, the Fourth Amendment and the Fifth Amendment, and, in each case, the transactions contemplated thereby.

(iv)    The definitions of “Level I Status” and “Level II Status” appearing in Section 1.1 of the Credit Agreement are hereby amended by deleting said definitions in their entirety and inserting the following new definitions in lieu thereof:

“Level I Status” shall mean, on any date of determination, the circumstance that the Consolidated First Lien Net Leverage Ratio is greater than 2.25 to 1.00 as of such date.

“Level II Status” shall mean, on any date of determination, the circumstance that Level I Status does not exist and the Consolidated First Lien Net Leverage Ratio is less than or equal to 2.25 to 1.00 as of such date.

(v)    The definition of “Revolving Letter of Credit Commitment” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

“Revolving Letter of Credit Commitment” shall mean $715,000,000, as the same may be reduced from time to time pursuant to Section 4.2(c).

(vi)    The definition of “Term Letter of Credit Commitment” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

“Term Letter of Credit Commitment” shall mean $500,000,000, as the same may be reduced from time to time pursuant to Section 2.5(a) or Section 5.2(d).

(vii)    Section 1.1 of the Credit Agreement is hereby further amended by adding the following definitions in appropriate alphabetical order:

“Fifth Amendment” shall mean that certain Fifth Amendment to Credit Agreement, dated as of December 14, 2017, among Holdings, the Borrower, the Administrative Agent and the Lenders, Letter of Credit Issuers and other Credit Parties party thereto.

“Fifth Amendment Effective Date” shall have the meaning provided in the Fifth Amendment.

(viii)    Section 4.1(b) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following text in lieu thereof:

“(b)    In the event that, after the Fifth Amendment Effective Date and prior to the six month anniversary of the Fifth Amendment Effective Date, the Borrower (x) makes any prepayment or repayment of Initial Term Loans or Initial Term C Loans in connection with any Repricing Transaction or (y) effects any amendment of this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders holding Initial Term Loans or Initial Term C Loans, as applicable, (I) a prepayment premium of 1.00% of the principal amount of the Initial Term Loans and Initial Term C Loans being prepaid in connection with such Repricing Transaction and (II) in the case of clause (y), an amount equal to 1.00% of the aggregate amount of the applicable Initial Term Loans and Initial Term C Loans of non-consenting Lenders outstanding immediately prior to such amendment that are subject to an effective pricing reduction pursuant to such amendment.”

(ix)    The sections of Schedule 1.1(a) to the Credit Agreement entitled “Specified Revolving Letter of Credit Commitments” and “Specified Term Letter of Credit Commitments” are hereby amended and restated in their entirety as follows:

Specified Revolving Letter of Credit Commitments

Revolving Letter of Credit Issuer	Specified Revolving Letter of Credit Commitment
Citibank, N.A.	13.986013986%
Credit Suisse AG, Cayman Islands Branch	13.986013986%
Royal Bank of Canada	13.986013986%
Goldman Sachs Bank USA	13.986013986%
UBS AG, Stamford Branch	13.986013986%
Natixis, New York Branch	30.069930070%
TOTAL	100%

Specified Term Letter of Credit Commitments

Term Letter of Credit Issuer	Specified Term Letter of Credit Commitment
Natixis, New York Branch	37%
Deutsche Bank AG New York Branch	33%
Barclays Bank PLC	30%
TOTAL	100%

B.    Conditions Precedent. This Fifth Amendment shall become effective as of the first date (the “Fifth Amendment Effective Date”) when each of the conditions set forth in this Section B shall have been satisfied:

1.    The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of (a) (i) the Borrower, (ii) each of the other Credit Parties, (iii) the Administrative Agent, (iv) each Revolving Credit Lender, (v) each Lender holding Initial Term Loans and Initial Term C Loans (other than a Fifth Amendment Non-Consenting Lender (as defined below)) and (vi) any Person that acquires any Initial Term Loans and/or Initial Term C Loans from any Fifth Amendment Non-Consenting Lender as contemplated by Section B(5) below (that together with each Person described in clauses (iv) and (v) constitute all of the Lenders directly and adversely affected by the terms of this Fifth Amendment and the transactions contemplated hereby), (b) the Required Lenders (determined immediately prior to giving effect to this Fifth Amendment), (c) each Term Letter of Credit Issuer and (d) each Revolving Letter of Credit Issuer.

2.    The Borrower shall have (a) paid all fees and other amounts earned, due and payable to the Agents pursuant to that certain Engagement Letter, dated as of December 4, 2017 (the “Engagement Letter”), among the Borrower, Deutsche Bank Securities Inc., Barclays Bank PLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Credit Suisse AG, Cayman Islands Branch, Goldman Sachs Bank USA, Royal Bank of Canada, UBS Securities LLC and Natixis Securities Americas LLC, (b) reimbursed or paid all reasonable and documented out-of-pocket expenses in connection with this Fifth Amendment and any other out-of-pocket expenses of the Administrative Agent, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent as required to be paid or reimbursed pursuant to the Engagement Letter and the Credit Agreement, (c) made a voluntary prepayment of Initial Term C Loans in an aggregate principal amount equal to $150,000,000 (together with all accrued and unpaid interest thereon) and (d) permanently reduced the Term Letter of Credit Commitment by an aggregate amount equal to $150,000,000, such that the Term Letter of Credit Commitment on the Fifth Amendment Effective Date, after giving effect to this Fifth Amendment, is $500,000,000.

3.    The Administrative Agent shall have received (x) a certificate of good standing (or subsistence) with respect to each Credit Party from the Secretary of State (or similar official) of the State of such Credit Party’s organization, (y) a closing certificate executed by an Authorized Officer of the Borrower, dated the Fifth Amendment Effective Date, certifying as to the accuracy (with respect to clauses (i), (ii) and (iii) of Section C(4), in all material respects) of the matters set forth in Section C(4) of this Fifth Amendment and (z) a certificate executed by an Authorized Officer of the Borrower, dated the Fifth Amendment Effective Date, certifying as to the incumbency and specimen signature of each officer of a Credit Party executing this Fifth Amendment or any other document delivered in connection herewith on behalf of any Credit Party and attaching (A) a true and complete copy of the certificate of incorporation (or other applicable charter document) of each Credit Party, including all amendments thereto, as in effect on the Fifth Amendment Effective Date, certified as of a recent date by the Secretary of State (or analogous official) of the jurisdiction of its organization, that has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (x) above, (B) a true and complete copy of, or certifying that there have been no changes to, the by-laws (or other applicable operating agreements) of each Credit Party as in effect on the Fifth Amendment Effective Date and (C) a true and complete copy of resolutions duly adopted or written consents duly executed by the board of directors (or equivalent governing body or any committee thereof) of each Credit Party authorizing the execution, delivery and performance of this Fifth Amendment and the performance of the Credit Agreement (as amended by this Fifth Amendment) and the other Credit Documents and certifying that such resolutions or written consents have not been modified, rescinded or amended and are in full force and effect.

4.    No Default or Event of Default shall have occurred and be continuing (both immediately before and immediately after giving effect to this Fifth Amendment and the transactions contemplated hereby).

5.    (x) The Initial Term Loans and Initial Term C Loans held by each Term Loan Lender that has not executed and delivered a counterpart of this Fifth Amendment to the Administrative Agent on or prior to 5:00 P.M. (New York City time) on December 7, 2017, and constitutes a Non-Consenting Lender as contemplated by Section 13.7(b) of the Credit Agreement (each, a “Fifth Amendment Non-Consenting Lender”) shall have been assigned to an assignee Lender in accordance with Sections 13.6(b) and 13.7 of the Credit Agreement, (y) any fees, costs and any other expenses in connection with such assignment arising under Sections 2.11 and 13.6 of the Credit Agreement shall have been paid in full or, in the case of transfer fees payable in connection with an assignment, waived by the Administrative Agent (it being understood that the Administrative Agent has waived the right to receive any processing and recordation fee as provided in Section 13.6(b)(ii) of the Credit Agreement in connection with this Fifth Amendment and the transactions contemplated hereby), and (z) all accrued and unpaid interest on all Initial Term Loans and Initial Term C Loans of each Fifth Amendment Non-Consenting Lender shall have been paid in full by the assignee Lender to such Fifth Amendment Non-Consenting Lender in accordance with Section 13.7(b) of the Credit Agreement.

C. Other Terms.

1.    Terms Related to Replacement. The parties hereto agree that (i) the Interest Periods applicable to the outstanding Revolving Credit Loans, Initial Term Loans and Initial Term C Loans as of the Fifth Amendment Effective Date shall not be affected by this Fifth Amendment and (ii) the Borrower is exercising its rights under Section 13.7 of the Credit Agreement in connection with this Fifth Amendment to require any Fifth Amendment Non-Consenting Lender to assign all of its interests, rights and obligations under the Credit Documents to one or more assignees identified by the Borrower or the Administrative Agent, and the Administrative Agent shall coordinate the transfer of all such Initial Term Loans and Initial Term C Loans of each such Fifth Amendment Non-Consenting Lender to the identified assignees, which transfers shall be effected in accordance with Section

13.6(b) of the Credit Agreement and shall be effective as of the Fifth Amendment Effective Date, and each assignee acquiring Initial Term Loans and/or Initial Term C Loans in connection with such transfers shall have provided a signature page to this Fifth Amendment consenting hereto with respect to such acquired Initial Term Loans and/or Initial Term C Loans, as applicable.

2.    Waiver. By execution of this Fifth Amendment, each of the undersigned Lenders hereby waives the right to claim any compensation pursuant to Section 2.11 (to the extent any such right exists) as a result of prepayments of the Initial Term C Loans on the Fifth Amendment Effective Date.

3.    Certain Letters of Credit. Each Term Letter of Credit that is outstanding on the Fifth Amendment Effective Date and listed on Schedule I to this Fifth Amendment shall, effective as of the Fifth Amendment Effective Date and without any further action by the Borrower, be continued (and deemed issued) as a Revolving Letter of Credit under the Credit Agreement and from and after the Fifth Amendment Effective Date shall be deemed a Revolving Letter of Credit for all purposes of the Credit Agreement and the other Credit Documents and shall be subject to and governed by the terms and conditions thereof.

4.    Credit Party Certifications. By execution of this Fifth Amendment, each of the undersigned hereby certifies, on behalf of the applicable Credit Party and not in his/her individual capacity, that as of the Fifth Amendment Effective Date:

(i)    each Credit Party has the corporate or other organizational power and authority to execute and deliver this Fifth Amendment and carry out the terms and provisions of this Fifth Amendment and the Credit Agreement (as modified hereby) and has taken all necessary corporate or other organizational action to authorize the execution and delivery of this Fifth Amendment and performance of this Fifth Amendment and the Credit Agreement (as modified hereby);

(ii)    each Credit Party has duly executed and delivered this Fifth Amendment and each of this Fifth Amendment and the Credit Agreement (as modified hereby) constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law) (provided that, with respect to the creation and perfection of security interests with respect to Indebtedness, Stock and Stock Equivalents of Foreign Subsidiaries, only to the extent the creation and perfection of such obligation is governed by the Uniform Commercial Code);

(iii)    none of the execution and delivery by any Credit Party of this Fifth Amendment, the performance by any Credit Party of this Fifth Amendment and the Credit Agreement (as modified hereby) or the compliance with the terms and provisions hereof or thereof or the consummation of the transactions contemplated hereby will (a) contravene any applicable provision of any material Applicable Law (including material Environmental Laws) other than any contravention which would not reasonably be expected to result in a Material Adverse Effect, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any Lien upon any of the property or assets of Holdings, the Borrower or any Restricted Subsidiary (other than Liens created under the Credit Documents, Permitted Liens or Liens subject to an intercreditor agreement permitted hereby or the Collateral Trust Agreement) pursuant to the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust or other material debt agreement or instrument to which Holdings, the Borrower or any Restricted Subsidiary is a party or by which it or any of its property or assets is bound other than any such breach, default or Lien that would not reasonably be expected to result in a Material Adverse Effect, or (c) violate any provision of the Organizational Documents of any Credit Party;

(iv)    the representations and warranties contained in the Credit Agreement (as modified hereby) and the other Credit Documents are true and correct in all material respects on and as of the Fifth Amendment Effective Date (both before and after giving effect thereto) to the same extent as though made on and as of the Fifth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; and

(v)    no Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated hereby.

5.    Amendment, Modification and Waiver. This Fifth Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto and in accordance with the provisions of Section 13.1 of the Credit Agreement.

6.    Entire Agreement. This Fifth Amendment, the Credit Agreement (as modified hereby) and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

7.    GOVERNING LAW. THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8.    Severability. Any term or provision of this Fifth Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Fifth Amendment or affecting the validity or enforceability of any of the terms or provisions of this Fifth Amendment in any other jurisdiction. If any provision of this Fifth Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

9.    Counterparts. This Fifth Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of a counterpart to this Fifth Amendment by electronic means shall be as effective as delivery of an original counterpart hereof.

10.    Submission to Jurisdiction. Each party hereto irrevocably and unconditionally:

(i)	submits for itself and its property in any legal action or proceeding relating to this Fifth Amendment and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(ii)	consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(iii)	agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at such address of which the Administrative Agent shall have been notified pursuant to Section 13.2 of the Credit Agreement;

(iv)	agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction;

(v)	subject to the last paragraph of Section 13.5 of the Credit Agreement, waives, to the maximum extent not prohibited by Applicable Law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section C(10) any special, exemplary, punitive or consequential damages; and

(vi)	agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.

11.    Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS FIFTH AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

12.    Reaffirmation. By executing and delivering a counterpart hereof, (i) each Credit Party hereby agrees that, as of the Fifth Amendment Effective Date and after giving effect to this Fifth Amendment, all Obligations of the Borrower shall be guaranteed pursuant to the Guarantee in accordance with the terms and provisions thereof and shall be secured pursuant to the Security Documents in accordance with the terms and provisions thereof; (ii) each Credit Party hereby (A) agrees that, notwithstanding the effectiveness of this Fifth Amendment, as of the Fifth Amendment Effective Date and after giving effect to this Fifth Amendment, the Security Documents continue to be in full force and effect, (B) agrees as of the Fifth Amendment Effective Date that all of the Liens and security interests created and arising under each Security Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for its Obligations under the Credit Documents (as modified hereby) to which it is a party, in each case, to the extent provided in, and subject to the limitations and qualifications set forth in, such Credit Documents (as amended by this Fifth Amendment) and (C) as of the Fifth Amendment Effective Date affirms and confirms all of its obligations and liabilities under the Credit Agreement (as modified hereby) and each other Credit Document (including this Fifth Amendment), in each case after giving effect to this Fifth Amendment, including its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Security Documents to secure such Obligations, all as provided in the Security Documents, and acknowledges and agrees that as of the Fifth Amendment Effective Date such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement (as modified hereby) and the other Credit Documents, in each case after giving effect to this Fifth Amendment; and (iii) each Guarantor agrees that nothing in the Credit Agreement, this Fifth Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement.

13.    Assignments. The Borrower and the Administrative Agent hereby consent to each assignment of Initial Term Loans or Initial Term C Loans made by any Fifth Amendment Non-Consenting Lender or Joint Lead Arranger (or Affiliate thereof) to any assignee in connection with the replacement of any Fifth Amendment Non-Consenting Lender (to the extent the applicable assignee has been identified on a list approved by the Borrower on or prior to the date of allocation of the Initial Term Loans or Initial Term C Loans to such assignee).

14.    Miscellaneous. This Fifth Amendment shall constitute a Credit Document for all purposes of the Credit Agreement (as modified hereby) and the other Credit Documents. The provisions of this Fifth Amendment are deemed incorporated as of the Fifth Amendment Effective Date into the Credit Agreement as if fully set forth therein. Except as specifically amended by this Amendment, (i) the Credit Agreement and the other Credit Documents shall remain in full force and effect and (ii) the execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Fifth Amendment as of the date first set forth above.

VISTRA OPERATIONS COMPANY LLC, as Borrower

By:	/s/ Kristopher E. Moldovan
Name: Kristopher E. Moldovan
Title: Senior Vice President and Treasurer

VISTRA INTERMEDIATE COMPANY LLC, as Holdings

By:	/s/ Kristopher E. Moldovan
Name: Kristopher E. Moldovan
Title: Senior Vice President and Treasurer

BIG BROWN POWER COMPANY LLC
BRIGHTEN ENERGY LLC
COMANCHE PEAK POWER COMPANY LLC
DALLAS POWER & LIGHT COMPANY, INC.
FORNEY PIPELINE, LLC
GENERATION SVC COMPANY
LA FRONTERA HOLDINGS, LLC
LONE STAR ENERGY COMPANY, INC.
LONE STAR PIPELINE COMPANY, INC.
LUMINANT ENERGY COMPANY LLC
LUMINANT ENERGY TRADING CALIFORNIA COMPANY
LUMINANT ET SERVICES COMPANY LLC
LUMINANT GENERATION COMPANY LLC
LUMINANT MINING COMPANY LLC
NCA RESOURCES DEVELOPMENT COMPANY LLC
OAK GROVE MANAGEMENT COMPANY LLC
SANDOW POWER COMPANY LLC
SOUTHWESTERN ELECTRIC SERVICE COMPANY, INC.
TEXAS ELECTRIC SERVICE COMPANY, INC.
TEXAS ENERGY INDUSTRIES COMPANY, INC.
TEXAS POWER & LIGHT COMPANY, INC.
TEXAS UTILITIES COMPANY, INC.
TEXAS UTILITIES ELECTRIC COMPANY, INC.
TXU ELECTRIC COMPANY, INC.
TXU ENERGY RETAIL COMPANY LLC
TXU RETAIL SERVICES COMPANY
UPTON COUNTY SOLAR 2, LLC
VALUE BASED BRANDS LLC
VISTRA ASSET COMPANY LLC
VISTRA CORPORATE SERVICES COMPANY
VISTRA EP PROPERTIES COMPANY
VISTRA FINANCE CORP.
VISTRA PREFERRED INC., as Subsidiary Guarantors

By:	/s/ Kristopher E. Moldovan
Name: Kristopher E. Moldovan
Title: Senior Vice President and Treasurer

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent

By:	/s/ Marcus Tarkington
Name: Marcus Tarkington
Title: Director

By:	/s/ Dusan Lasarov
Name: Dusan Lasarov
Title: Director